PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUDENTIAL PREMIER® INVESTMENT VARIABLE ANNUITY

Supplement dated July 14, 2016
To
Prospectuses dated April 29, 2016

This Prospectus Supplement (this “Supplement”) should be read and retained with the prospectus for the Prudential Premier® Investment Variable Annuity.  This Supplement is intended to update certain information in the Annuity Prospectus you own and is not intended to be a prospectus or offer for any other Annuity that you do not own.  Defined terms used herein and not otherwise defined herein shall have the meanings given to them in your Prospectus and Statement of Additional Information (SAI).  If you would like another copy of the current prospectus or SAI, please call us at 1-888-PRU-2888, or visit www.prudentialannuities.com.

We are issuing this Supplement to reflect changes to the Contingent Deferred Sales Charge (CDSC) schedule for Prudential Premier® Investment Variable Annuity B Series Applications signed on or after August 8, 2016, and to revise Appendix B for Prudential Premier® Investment Variable Annuity B Series Applications signed on or after August 8, 2016.

I.
For B Series Annuity Applications signed on or after August 8, 2016, the table captioned, “Annuity Owner Transaction Expenses” in the section captioned, “Summary of Contract Fees and Charges” is revised and restated as follows:

SUMMARY OF CONTRACT FEES AND CHARGES

Below is a description of fees and expenses that you will pay when buying, owning and surrendering one of the Annuities. Also described are fees and expenses at the time you surrender an Annuity, take certain partial withdrawals or transfer Account Value between Investment Options. State premium taxes also may be deducted. Important additional information about these fees and expenses is contained in “Fees, Charges and Deductions” later in this Prospectus.

ANNUITY OWNER TRANSACTION EXPENSES

CONTINGENT DEFERRED SALES CHARGE (CDSC) 1
Age of Purchase Payment Being Withdrawn	Percentage Applied Against Purchase Payment being Withdrawn
	B SERIES	C SERIES
Less than 1 year old	7.0%
1 year old or older, but not yet 2 years old	7.0%
2 years old or older, but not yet 3 years old	6.0%
3 years old or older, but not yet 4 years old	6.0%	None
4 years old or older, but not yet 5 years old	5.0%
5 years old or older	0.0%

Transfer Fee 2 : $10 (currently, after the 20 th transfer each Annuity Year)

Tax Charge: 0% - 3.5%

1   The years referenced in the CDSC table above refer to the length of time since a Purchase Payment was made (i.e. the age of the Purchase Payment). CDSCs are applied against the Purchase Payment(s) being withdrawn. The appropriate percentage is multiplied by the Purchase Payment(s) being withdrawn. Purchase Payments are withdrawn on a “first-in, first-out” basis.

2 Transfers in connection with a rebalancing or dollar cost averaging program do not count toward the 20 free transfers in an Annuity Year.

II.	Expense Examples

In the section captioned “Expense Examples”, the following Expense Examples for the B Series and C Series are added:

For Applications signed on or after August 8, 2016, Expense Examples are provided as follows:

B Series
	If you surrender your annuity at the end of the applicable time period:				If you do not surrender your annuity at the end of the applicable time period:

	1 yr	3 yrs	5 yrs	10 yrs	1 yr	3 yrs	5 yrs	10 yrs
Assuming maximum fees and expenses of any of the portfolios available with the benefit	$1,629	$3,280	$4,799	$7,817	$929	$2,680	$4,299	$7,817
Assuming minimum fees and expenses of any of the portfolios available with the benefit	$955	$1,374	$1,807	$2,706	$255	$744	$1,307	$2,706

C Series
	If you surrender your annuity at the end of the applicable time period:				If you do not surrender your annuity at the end of the applicable time period:

	1 yr	3 yrs	5 yrs	10 yrs	1 yr	3 yrs	5 yrs	10 yrs
Assuming maximum fees and expenses of any of the portfolios available with the benefit	$952	$2,743	$4,393	$7,955	$952	$2,743	$4,393	$7,955
Assuming minimum fees and expenses of any of the portfolios available with the benefit	$280	$848	$1,431	$2,952	$280	$848	$1,431	$2,952

III.	In the section captioned “Fees, Charges and Deductions”, the paragraphs under “EXAMPLES” are replaced in their entirety as follows:

EXAMPLES

These examples are designed to show you how the CDSC is calculated. They do not take into account any other fees and charges. The examples illustrate how the CDSC would apply to reduce your Account Value based on the timing and amount of your withdrawals. They also illustrate how a certain amount of your withdrawal, the “Free Withdrawal Amount,” is not subject to the CDSC. The Free Withdrawal Amount is equal to 10% of all Purchase Payments currently subject to a CDSC in each year and is described in more detail in “Access to Account Value,” later in this Prospectus.

Assume you purchase your B Series Annuity with a $75,000 initial Purchase Payment and you make no additional Purchase Payments for the life of your Annuity.

Example 1

Assume the following:

•	two years after the purchase, your Unadjusted Account Value is $85,000 (your Purchase Payment of $75,000 plus $10,000 of investment gain);

•	the free withdrawal amount is $7,500 (10% of $75,000);

•	the applicable CDSC is 6%.

If you request a withdrawal of $50,000, $7,500 is not subject to the CDSC because it is the free withdrawal amount. The remaining amount of your withdrawal is subject to the 6% CDSC. The CDSC in this example is 6% of $42,500, or $2,550.

Gross Withdrawal or Net Withdrawal . You can request either a gross withdrawal or a net withdrawal. In a gross withdrawal, you request a specific withdrawal amount with the understanding that the amount you actually receive is reduced by any applicable CDSC and/or tax withholding. In a net withdrawal, you request a withdrawal for an exact dollar amount with the understanding that any applicable deduction for CDSC and/or tax withholding is taken from your Unadjusted Account Value. This means that an amount greater than the amount of your requested withdrawal will be deducted from your Unadjusted Account Value. To make sure that you receive the full amount requested, we calculate the entire amount, including the amount generated due to the CDSC or tax withholding that will need to be withdrawn. We then apply the CDSC or tax withholding to that entire amount. As a result, you will pay a greater CDSC or have more tax withheld if you elect a net withdrawal.

•
If you request a gross withdrawal, the amount of the CDSC will reduce the amount of the withdrawal you receive. In this case, the CDSC would equal $2,550 (($50,000 – the free withdrawal amount of $7,500 = $42,500) x 0.06 = $2,550). You would receive $47,450 ($50,000 – $2,550). To determine your remaining Unadjusted Account Value after your withdrawal, we reduce your initial Unadjusted Account Value by the amount of your requested withdrawal. In this case, your Unadjusted Account Value would be $35,000 ($85,000 – $50,000).

•
If you request a net withdrawal, we first determine the entire amount that will need to be withdrawn in order to provide the requested payment. We do this by first subtracting the free withdrawal amount and dividing the resulting amount by the result of 1 minus the surrender charge. Here is the calculation: $42,500/(1 – 0.06) = $45,212.77. This is the total amount to which the CDSC will apply. The amount of the CDSC is $2,712.77. Therefore, in order to for you to receive the full $50,000, we will need to deduct $52,712.77 from your Unadjusted Account Value, resulting in remaining Unadjusted Account Value of $32,287.23.

Example 2

Assume the following:

•	you took the withdrawal described above as a gross withdrawal;

•	two years after the withdrawal described above, the Unadjusted Account Value is $48,500 ($35,000 of remaining Unadjusted Account Value plus $13,500 of investment gain);

•	the free withdrawal amount is still $7,500 because no additional Purchase Payments have been made and the Purchase Payment is still subject to a CDSC; and

•	the applicable CDSC in Annuity Year 4 is now 5%.

If you now take a second gross withdrawal of $10,000, $7,500 is not subject to the CDSC because it is the free withdrawal amount. The remaining $2,500 is subject to the 5% CDSC or $125 and you will receive $9,875.

On the day that we process your request for a withdrawal, we calculate a CDSC based on any Purchase Payments not previously withdrawn. If your Account Value has declined in value, or if you had made prior withdrawals that reduced your Account Value, the dollar amount of your requested withdrawal may represent, as a percentage of the Purchase Payments being withdrawn, a dollar amount that is greater than your Account Value. As CDSC is calculated as a percentage of Purchase Payments being withdrawn, withdrawals in certain scenarios will result in a higher dollar charge than if CDSC was calculated as a percentage of your Account Value.

Please note that if you elect the Tax Efficient Annuity Payout Option, net withdrawals are not available of your Tax Efficient Annuity Amount. All tax efficient annuity payments will be gross distributions.

We may waive any applicable CDSC under certain circumstances described below in “Exceptions/Reductions to Fees and Charges.”

IV. Appendix B is hereby replaced in its entirety by the following for applications signed on or after August 8, 2016:

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APPENDIX B – SELECTING THE VARIABLE ANNUITY THAT’S RIGHT FOR YOU

Pruco Life Insurance Company offers two deferred variable annuity products in this Prospectus. Both annuities, (B and C Series) have different features and benefits that may be appropriate for you based on your individual financial situation and how you intend to use the Annuity. Both of these Annuities may be available to you, depending on factors such as the broker-dealer through which your Annuity was sold. You can verify which of these Annuities is available to you by speaking to your Financial Professional or calling 1-888-PRU-2888.

Among the factors you should consider when choosing which annuity product and benefit may be most appropriate for your individual needs are the following:

•	Your age;

•	The amount of your initial Purchase Payment and any planned future Purchase Payments into the Annuity;

•	How long you intend to hold the Annuity (also referred to as “investment time horizon”);

•	Your desire to make withdrawals from the Annuity and the timing of those withdrawals;

•	Your investment objectives;

•	The guarantees that an optional benefit may provide; and

•	Your desire to minimize costs and/or maximize return associated with the Annuity.

You can compare the costs of the B Series and C Series by examining the section in this prospectus entitled “Summary of Contract Fees and Charges”. There are trade-offs associated with the costs and benefits provided by both of the Series. The B Series has Contingent Deferred Sales Charge (CDSC) associated with it, while the C Series does not. The B Series provides a higher Surrender Value in long-term scenarios than the C Series. Because the C Series does not have a CDSC, it provides a higher Surrender Value in short-duration scenarios. In choosing which Series to purchase, you should consider the features and the associated costs that offer the greatest value to you including the different ongoing fees and charges you pay to stay in the Annuity.

The following chart outlines some of the different features for each Annuity sold through this Prospectus. The availability of an optional benefit, such as the one noted in the chart, will increase the total cost of the Annuity. You should carefully consider which features you plan to use when selecting your Annuity, and the impact of such features in relation to your investment objectives and which share class may be most appropriate for you.

To demonstrate the impact of the various expense structures, the hypothetical examples on the following pages reflect the Account Value and Surrender Value of each Annuity over a variety of holding periods. These charts reflect the impact of different hypothetical rates of return and the comparable value of each of the Annuities (which reflects the charges associated with each Annuity) under the assumptions noted.

Pruco Comparison.

Below is a summary of the Prudential Premier ® Investment Variable Annuity SM B and C Series sold through this Prospectus. Your registered Financial Professional can provide you with the summary prospectuses or statutory prospectuses for the underlying Portfolios and can guide you through “Selecting the Annuity That’s Right For You” and help you decide upon the Annuity that would be most advantageous for you given your individual needs. Please read the Prospectus carefully before investing. The Company does not make recommendations or provide investment advice.

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Annuity Comparison	B Series	C Series
Minimum Investment	$10,000	$10,000
Maximum Issue Age	85	85
Maximum Issue Age (Return of Purchase Payments Death Benefit)	79	79
Contingent Deferred Sales Charge Schedule (Based on date of each purchase payment) May vary by state	5 Years (7%, 7%, 6%, 6%, 5%, 0%)	None
Account Value Based Insurance Charge	0.55%	0.68%
Premium Based Insurance Charge (Annual Equivalent)	0.55%	0.67%
Optional Return of Purchase Payments Death Benefit (Total Annual Charge)
(For Annuities issued prior to August 24, 2015, the Premium Based Charge is 0.15% and the Account Value Base Charge is 0.15% for both the B Series and the C Series.)
	0.17% Premium Based and 0.18% Account Value Based	0.17% Premium Based and 0.18% Account Value Based
Annuity Comparison	B Series	C Series
Annual Maintenance Fee	Lesser of: • $50, or • 2% of Unadjusted Account Value • Waived for Purchase Payments equal to, or greater than $100,000	Lesser of: • $50, or • 2% of Unadjusted Account Value • Waived for Purchase Payments equal to, or greater than $100,000
MVA Options	6 and 12 month DCA MVA options;	6 and 12 month DCA MVA options;
Variable Investment Options (For Annuities issued prior to August 24, 2015, not all options available if you elect the Return of Purchase Payments Death Benefit)	Advanced Series Trust BlackRock Variable Series Funds, Inc. JP Morgan Insurance Trust	Advanced Series Trust BlackRock Variable Series Funds, Inc. JP Morgan Insurance Trust
Basic Death Benefit	Unadjusted Account Value	Unadjusted Account Value
Optional Death Benefit (Return of Purchase Payments Death Benefit)	Greater of: • Purchase Payments minus proportional withdrawals; and • Unadjusted Account Value	Greater of: • Purchase Payments minus proportional withdrawals; and • Unadjusted Account Value

HYPOTHETICAL ILLUSTRATION

The following examples outline the value of each Annuity as well as the amount that would be available to an investor as a full surrender. We assume the surrender is taken on the day immediately prior to the surrender charge change that precedes the Annuity Anniversary specified (or, two days before the Annuity Anniversary specified). The “Annuity Anniversary” is the anniversary of the Issue Date of the Annuity. The values shown below are based on the following assumptions: An initial investment of $100,000 is made into each Annuity earning a gross rate of return of 0% and 6% and 10%, respectively.

The examples further assume that no additional Purchase Payments or withdrawals are made from the Annuity. The hypothetical gross rates of return are reduced by the arithmetic average of the fees and expenses of the applicable underlying Portfolios (which is 1.48% for both Series) as of December 31, 2015 and the charges deducted from the Annuity at the Separate Account level. The arithmetic average of all fund expenses is computed by adding Portfolio management fees, 12b-1 fees and other expenses of all the underlying Portfolios and then dividing by the number of Portfolios. For purposes of the illustrations, we do not reflect any expense reimbursements or expense waivers that might apply and are described in the “Summary of Contract Fees and Charges.” The Separate Account level charge refers to the Account Value Based Insurance Charge. The Premium Based and the Account Value Based Insurance Charges are included in the following examples.

The Account Value and Surrender Value are further reduced by the Annual Maintenance Fee, if applicable.

The Account Value assumes no surrender, while the Surrender Value assumes a 100% surrender two days prior to the Annuity Anniversary, as described above, therefore reflecting the CDSC applicable to that Annuity Year. Note that a withdrawal on the Annuity Anniversary, or the day before the Annuity Anniversary, would be subject to the CDSC applicable to the next Annuity Year, which may be lower. The CDSC is calculated based on the date that the Purchase Payment was made and for purposes of these examples, we assume that a single Purchase Payment of $100,000 was made on the Issue Date. The values that you actually experience under an Annuity will be different from what is depicted here if any of the assumptions we make here differ from your circumstances, however the relative values for each Annuity reflected below will remain the same. (We will provide your Financial Professional with a personalized illustration upon request).

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B Series

	0% Gross Rate of Return		6% Gross Rate of Return		10% Gross Rate of Return
	All years	-2.78%	All years	3.47%	All years	7.50%
Yr	Annuity Value	Surrender Value	Annuity Value	Surrender Value	Annuity Value	Surrender Value
1	97,575	90,575	103,426	96,426	107,326	100,326
2	95,059	88,059	106,852	99,852	115,095	108,095
3	92,594	86,594	110,409	104,409	123,468	117,468
4	90,179	84,179	114,105	108,105	132,493	126,493
5	87,813	82,813	117,942	112,942	142,219	137,219
6	85,494	85,494	121,928	121,928	152,701	152,701
7	83,223	83,223	126,067	126,067	163,999	163,999
8	80,997	80,997	130,366	130,366	176,175	176,175
9	78,816	78,816	134,831	134,831	189,298	189,298
10	76,680	76,680	139,468	139,468	203,441	203,441
11	74,586	74,586	144,284	144,284	218,684	218,684
12	72,535	72,535	149,286	149,286	235,113	235,113
13	70,526	70,526	154,480	154,480	252,819	252,819
14	68,557	68,557	159,875	159,875	271,901	271,901
15	66,627	66,627	165,478	165,478	292,468	292,468
16	64,737	64,737	171,297	171,297	314,634	314,634
17	62,885	62,885	177,341	177,341	338,523	338,523
18	61,071	61,071	183,618	183,618	364,270	364,270
19	59,293	59,293	190,136	190,136	392,019	392,019
20	57,551	57,551	196,906	196,906	421,926	421,926
21	55,844	55,844	203,937	203,937	454,159	454,159
22	54,172	54,172	211,240	211,240	488,897	488,897
23	52,534	52,534	218,824	218,824	526,337	526,337
24	50,929	50,929	226,700	226,700	566,689	566,689
25	49,356	49,356	234,881	234,881	610,178	610,178

Assumptions:
a. $100,000 initial investment
b. Fund Expenses = 1.48%
c. No optional benefits
d. Annuity for which application was signed on or after August 8, 2016
e. Surrender value is accounted for 2 days prior to contract anniversary

The shaded values indicate the highest Surrender Values in that year based on the stated assumptions. Assuming a 0%, 6% and 10% gross annual return, the B-Series has the highest Surrender Value starting in Annuity Year 6.

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C Series

	0% Gross Rate of Return		6% Gross Rate of Return		10% Gross Rate of Return
	All years	-3.12%	All years	3.24%	All years	7.30%
Yr	Annuity Value	Surrender Value	Annuity Value	Surrender Value	Annuity Value	Surrender Value
1	97,359	97,359	103,199	103,199	107,092	107,092
2	94,605	94,605	106,354	106,354	114,567	114,567
3	91,910	91,910	109,626	109,626	122,613	122,613
4	89,273	89,273	113,019	113,019	131,273	131,273
5	86,692	86,692	116,540	116,540	140,594	140,594
6	84,168	84,168	120,191	120,191	150,627	150,627
7	81,697	81,697	123,978	123,978	161,426	161,426
8	79,280	79,280	127,905	127,905	173,049	173,049
9	76,914	76,914	131,979	131,979	185,560	185,560
10	74,599	74,599	136,205	136,205	199,026	199,026
11	72,335	72,335	140,588	140,588	213,520	213,520
12	70,118	70,118	145,134	145,134	229,121	229,121
13	67,950	67,950	149,849	149,849	245,913	245,913
14	65,828	65,828	154,739	154,739	263,988	263,988
15	63,752	63,752	159,812	159,812	283,442	283,442
16	61,720	61,720	165,073	165,073	304,381	304,381
17	59,732	59,732	170,530	170,530	326,919	326,919
18	57,787	57,787	176,190	176,190	351,178	351,178
19	55,884	55,884	182,061	182,061	377,289	377,289
20	54,021	54,021	188,150	188,150	405,394	405,394
21	52,199	52,199	194,466	194,466	435,645	435,645
22	50,415	50,415	201,016	201,016	468,205	468,205
23	48,671	48,671	207,811	207,811	503,251	503,251
24	46,963	46,963	214,858	214,858	540,973	540,973
25	45,292	45,292	222,168	222,168	581,575	581,575

Assumptions:
a. $100,000 initial investment
b. Fund Expenses = 1.48%
c. No optional benefits
d. Annuity for which application was signed on or after August 8, 2016
e. Surrender value is accounted for 2 days prior to contract anniversary

The shaded values indicate the highest Surrender Values in that year based on the stated assumptions. Assuming a 0%, 6% and 10% gross annual return, the C-Series has the highest Surrender Value in Annuity Years 1 through 5.

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THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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